                                                                   Exhibit 99.11

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings") and GREENPOINT MORTGAGE FUNDING, INC., a New York corporation (the "Servicer"), having an office at 100 Wood Hollow Drive, Novato, California 94945, recites and provides as follows:

                                    RECITALS

      WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain conventional, residential, adjustable and fixed rate mortgage loans (the "Mortgage Loans") from the Servicer, which Mortgage Loans were either originated or acquired by the Servicer pursuant to the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2003 (the "Flow Agreement"), relating to Group No. 2003-FLOW and annexed as Exhibit B hereto.

      WHEREAS, the Mortgage Loans are currently being serviced pursuant to the Flow Agreement.

      WHEREAS, pursuant to an Assignment and Assumption Agreement, dated April 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to certain Mortgage Loans identified on Exhibit D (the "Serviced Mortgage Loans") and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Serviced Mortgage Loans pursuant to the Flow Agreement.

      WHEREAS, the Seller has conveyed the Serviced Mortgage Loans to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), pursuant to a trust agreement dated as of April 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora Loan Services LLC, as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

      WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause and to the other conditions set forth herein.

      WHEREAS, the Seller and the Servicer agree that the provisions of the Flow Agreement shall continue to apply to the Serviced Mortgage Loans and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

      WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

      WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Flow Agreement incorporated by reference herein (regardless of whether such terms are defined in the Flow Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

      2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated April 1, 2005, between U.S. Bank National Association and the Trustee.

      3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Flow Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The Servicer acknowledges, for purposes of determining its obligations with respect to the Serviced Mortgage Loans under Flow Agreement and this Agreement, that the Serviced Mortgage Loans are held by a REMIC and that a REMIC election is being made with respect to the arrangement under which the Serviced Mortgage Loans are held.

      4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-5 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the Flow Agreement to enforce the obligations of the Servicer under the Flow Agreement and the term "Purchaser" as used in the Flow Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the Flow Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Flow Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

      6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

               Aurora Loan Services LLC
               327 Inverness Drive South
               Englewood, CO  80112
               Mail Stop Code - 3195
               Attn: E. Todd Whittemore - Master Servicing
                     SARM 2005-5
               Tel:  720-945-3422

      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

               JPMorgan Chase Bank
               New York, New York
               ABA#:  021-000-021
               Account Name:  Aurora Loan Services LLC, Master Servicing Payment
                              Clearing Account
               Account No.:  066-611059
               Beneficiary:  Aurora Loan Services LLC
               For further credit to:  SARM 2005-5

      All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

               JPMorgan Chase Bank, N.A.
               4 New York Plaza, 6th Floor
               New York, New York 10004
               Attention:  Institutional Services/Global Debt - SARM 2005-5
               Telephone:  (212) 623-5600

      Facsimile: (212) 623-5858 All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

               Lehman Brothers Holdings Inc.
               745 Seventh Avenue, 7th Floor
               New York, New York  10019
               Attention:  Contract Finance - Leslee Gelber
               Telephone:  (212) 526-5861
               E-mail:  lgelber@lehman.com

               With a copy to:
               Dechert LLP
               4000 Bell Atlantic Tower


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

               1717 Arch Street
               Philadelphia, Pennsylvania 19103
               Attention:  Steven J. Molitor, Esq.

      All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

      7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

      8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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

      Executed as of the day and year first above written.

                                LEHMAN BROTHERS HOLDINGS INC.
                                   as Seller

                                By:_____________________________________
                                   Name:
                                   Title: Authorized Signatory


                                GREENPOINT MORTGAGE FUNDING, INC.,
                                   as Servicer

                                By:_____________________________________
                                   Name:
                                   Title:

Acknowledged By:

AURORA LOAN SERVICES LLC,
   as Master Servicer

By:_____________________________________
   Name:  E. Todd Whittemore
   Title: Executive Vice President

JP MORGAN CHASE BANK, N.A.,
   as Trustee

By:_____________________________________

                                    EXHIBIT A

                       Modifications to the Flow Agreement

1. A new definition of "Best Efforts" is hereby added to Article I immediately following the definition of "Assignment of Mortgage" to read as follows:

            "Best Efforts": Efforts determined to be reasonably diligent by the Seller in its sole discretion. Such efforts do not require the Seller to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Seller to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

2. The definition of "Determination Date" in Article I is hereby amended in its entirety to read as follows:

            "Determination Date": The fifteenth (15th) day of the calendar month of the related Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

3. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

            "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                  (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                  (iii) repurchase agreements collateralized by Direct
            Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                  (vi)  a Qualified GIC;

                  (vii) certificates or receipts representing direct
            ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                  (viii) any other demand, money market, common trust fund
            or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
            (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4. A new definition of "Ginnie Mae" is hereby added to Article I immediately following the definition of "Freddie Mac" to read as follows:


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

            "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.


5. The definition of "Monthly Advance" in Article I is hereby amended in its entirety to read as follows:

            "Monthly Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Seller, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Seller determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Seller forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Seller which may support such determinations.

6. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

            "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Seller by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

7. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

            "Mortgage Loan Schedule": The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Seller by Lehman Brothers Bank, FSB pursuant to the Purchase Agreement.

8. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended in its entirety to read as follows:

            "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee for Principal Prepayments in full) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

9. A new definition of "Prepayment Period" is hereby added to Article I immediately following the definition of "Prepayment Interest Shortfall Amount" to read as follows:

            "Prepayment Period": The second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

10. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

            "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

11. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

            "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                  (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                  (b) provide that the Seller may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                  (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Seller, the Seller shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                  (d) provide that the Seller's interest therein shall be transferable to any successor Seller or the Master Servicer hereunder; and

                  (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

12. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

            "Servicing Fee": An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Seller or as otherwise provided under this Agreement.

13. The Definition of "Servicing Fee Rate" in Article I is hereby restated in its entirety as follows:

            "Servicing Fee Rate": 0.25% per annum.

14. Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the Custodial Agreement.

15.   Article III (Purchase Price) shall be inapplicable to this Agreement.

16. Four new paragraphs are hereby added at the end of Section 4.03 (Remedies for Breach of Representations and Warranties) to read as follows:

                  It is understood and agreed that the representations and
            warranties set forth in Section 4.01 (a) through (h) and (k) through
            (o) are hereby restated as of the Closing Date and shall survive the engagement of the Seller to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Seller and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Seller, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Seller to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty set forth in Section 4.01 which materially and adversely affects the ability of the Seller to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Master Servicer's option, assign the Seller's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Master Servicer. Such assignment shall be made in accordance with Section 12.01.

                  In addition, the Seller shall indemnify (from its own funds)
            the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 4.03 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in
            Section 4.01 shall accrue upon (i) discovery of such breach by the Seller or notice thereof by the Trustee or Master Servicer to the Seller, (ii) failure by the Seller to cure such breach within the applicable cure period, and (iii) demand upon the Seller by the Trustee or the Master Servicer for compliance with this Agreement.

17.   Section 5.01 (Seller to Act as Servicer) is hereby amended as follows:

            (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                  Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, imminent, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

            (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Seller shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the Flow Agreement, the Seller shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

18. Section 5.04 (Establishment of and Deposits to Custodial Account) is hereby amended by:

            (i) replacing the words "Lehman Brothers Bank, purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 2003-FLOW" with the words "the SARM 2005-5 Trust Fund";

            (ii) by deleting the word "and" at the end of clause (xii), by replacing the period at the end clause (xiii) with a semicolon, and by adding the following new clause (xiv), to read as follows:

                  (xiv)   all Monthly Advances made by the Seller.


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

19. Section 5.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting the word "and" at the end of clause (vii), by replacing the period at the end of clause (viii) with a semicolon and by adding the following new clause (ix), to read as follows:

                  (ix) to reimburse itself for Monthly Advances of the Seller's funds, the Seller's right to reimburse itself pursuant to this clause (ix) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Seller's right thereto shall be prior to the rights of the Trust Fund.

20. Section 5.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "Lehman Brothers Bank, FSB, purchaser of Conventional Residential Adjustable and Fixed, Group No. 2003-FLOW, and various Mortgagors" with "the SARM 2005-5 Trust Fund."

21. Section 5.17 (Title, Management and Disposition of REO Property) is hereby amended by:

            (i) amending in its entirety the third paragraph of such section to read as follows:

                  The Seller shall use its Best Efforts to dispose of the REO
            Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Seller determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Seller shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Seller and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Seller shall not be required to provide financing for the sale of any REO Property. Notwithstanding any other provisions of the Flow Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
            Section 860G(a)(8) of the Code or (ii) result in the imposition of any tax upon any REMIC included in the Trust Fund.

            (ii) amending in its entirety the fourth paragraph of such Section to read as follows:

                  Notwithstanding anything to the contrary contained in this
            Section 5.17, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Seller. Upon completion of the inspection, the Seller shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Seller in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Seller, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Seller shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

            (iii) amending in its entirety the fifth paragraph of such Section to read as follows:

                  Prior to acceptance by the Seller of an offer to sell any REO
            Property, the Seller shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Seller in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Seller shall not proceed with such sale.

22. Section 6.01 (Remittances) is hereby amended and restated in its entirety to read as follows:

                  On each Remittance Date the Seller shall remit by wire
            transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Sections 5.04 and 5.05), plus (b) all Monthly Advances, if any, which the Seller is obligated to make pursuant to this Agreement, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 5.04(xii), and minus (d) any amounts attributable to scheduled monthly payments on the Mortgage Loans collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such monthly payment.

                  With respect to any remittance received by the Master Servicer after the first Business Day following the Business Day on which such payment was due, the Seller shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following such

            Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

                  All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                        JPMorgan Chase Bank
                        New York, New York
                        ABA#:  021-000-021
                        Account Name: Aurora Loan Services LLC
                        Master Servicing Payment Clearing Account
                        Account Number: 066-611059
                        Beneficiary: Aurora Loan Services LLC
                        For further credit to: SARM 2005-5

23.   Section 6.02 (Statements to Purchaser) is hereby amended as follows:

            (i) by replacing the first paragraph of such Section in its entirety by the following paragraphs:

                  The Company shall deliver or cause to be delivered to the
            Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 5.04 and 5.06 within 30 days of the Closing Date.

                  Not later than the fifth Business Day of each month, the
            Seller shall furnish to the Master Servicer (a) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto (or in such other format mutually agreed between the Seller and the Master Servicer) as to the accompanying remittance and the period ending on the last day of the preceding Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

            (ii) by replacing the last paragraph of such Section 6.02 in its entirety with the following paragraph:

                  Beginning with calendar year 2006, the Seller shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2005 and the portion of subsequent tax years for which the Seller has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

24. Section 6.04 (Monthly Advances by Seller) is hereby amended and replaced in its entirety by the following paragraph:

            Section 6.04 Monthly Advances by Seller.

                  On the Business Day immediately preceding each Remittance
            Date, the Seller shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 5.01. The Seller's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Seller deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Seller delivered to the Master Servicer.

                  Any amounts held for future distribution and so used to make
            Monthly Advances shall be replaced by the Seller by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

25. Section 7.04 (Annual Audit Report) is hereby amended by (i) replacing the date "February 28, 2004" in the first line with "February 28, 2006" and
      (ii) replacing the words "the Purchaser" in the fourth line with the words "Lehman Brothers Holdings Inc. and the Master Servicer."

26. Section 7.05 (Annual Officer's Certificate) is hereby amended by (i) replacing the date "February 28, 2004" in the first line with "February 28, 2006" and (ii) replacing the words "the Purchaser" in the second line with the words "Lehman Brothers Holdings Inc. and the Master Servicer."

27. A new Section 7.07 (SEC Certificate) is hereby added to this Agreement to read as follows:

      Section 7.07 SEC Certificate.

                  By February 28th of each year, beginning in 2005, or at any other time upon thirty (30) days written request, an officer of the Seller shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Seller or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Seller of that fact, and (ii) the Seller shall not be required to provide the Officer's Certificate described in this subsection (a).

28. Sections 9.02 (Limitation on Liability of Seller and Others) is replaced by the following:

                  The Seller shall indemnify the Trust Fund, the Trustee and the
            Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Seller to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Seller immediately shall notify Lehman Brothers Holdings Inc., the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Seller shall follow any written instructions received from the Trustee in connection with such claim. The Trustee, from the assets of the Trust Fund, promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                  The Trust Fund shall indemnify the Seller and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Seller may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                  In the event a dispute arises between an indemnified party and the Seller with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

29. The first paragraph of Section 9.03 (Limitation on Resignation and Assignment by Seller) is hereby amended in its entirety to read as follows:

                  The Seller shall neither assign this Agreement or the
            servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Seller shall be fully liable for such tasks as if the Seller performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Seller may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Seller, and the Seller guarantees the performance of such entity hereunder. In the event of such assignment by the Seller, the Seller shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Seller's obligations under the Agreement.

30.   Section 10.01 (Events of Default) is hereby amended as follows:

      (a)   Amending Subsection 10.01(g) in its entirety to read as follows:

                  (g) the Seller at any time is neither a Fannie Mae or
            Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Seller under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or

      (b)   Replacing the last paragraph thereof with the following:

                  Upon receipt by the Seller of such written notice, all
            authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Lehman Brothers Holdings Inc. and the Master Servicer. Upon written request from the Seller, the Seller shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Seller's sole expense. The Seller shall cooperate with Lehman Brothers Holdings Inc. and the Master Servicer and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

31. The parties hereto acknowledge that the word "Purchaser" in Section 10.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

32.   Section 11.02 (Termination Without Cause) is hereby amended as follows:

      (a) Adding the following paragraph after the first paragraph in such section:

                  In connection with any such termination referred to in clause
            (ii) or (iii) above, Lehman Brothers Holdings Inc. will be responsible for reimbursing the Seller for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

33. Section 12.01 (Successor to Seller) is hereby amended in its entirety to read as follows:

                  Simultaneously with the termination of the Seller's
            responsibilities and duties under this Agreement pursuant to Sections 8.05, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement with the termination of the Seller's responsibilities, duties and liabilities under this Agreement. Any successor to the Seller that is not at that time a Seller of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings Inc., the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Seller under this Agreement. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 4.01 or
            4.02 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Seller shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Seller shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Seller's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Seller, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Seller and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Seller under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or termination of this Agreement pursuant to Sections 8.05, 10.01,
            11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Seller arising out of the Seller's actions or failure to act prior to any such termination or resignation.

                  The Seller shall deliver within three (3) Business Days to the successor Seller the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Seller shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.

                  Upon a successor's acceptance of appointment as such, the
            Seller shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                  Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Seller or resignation of the Seller or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Seller hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning servicer from its own funds without reimbursement.

34. A new Section 12.20 (Intended Third Party Beneficiaries) is hereby added to read as follows:

            Section 12.20  Intended Third Party Beneficiaries.

                  Notwithstanding any provision herein to the contrary, the
            parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                                 Flow Agreement


                                See Exhibit 99.12

                                    EXHIBIT C

                       Assignment and Assumption Agreement


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                         Serviced Mortgage Loan Schedule


                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                                               DESCRIPTION                                  FORMAT
----------                                               -----------                                  ------
INVNUM                    INVESTOR LOAN NUMBER                                                        Number no decimals
SERVNUM                   SERVICER LOAN NUMBER, REQUIRED                                              Number no decimals
BEGSCHEDBAL               BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                                 Number two decimals
                          BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                          REQUIRED
SCHEDPRIN                 SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                          Number two decimals
                          ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                          REQUIRED, .00 IF NO COLLECTIONS
CURT1                     CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                 Number two decimals
CURT1DATE                 CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                 DD-MMM-YY
CURT1ADJ                  CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                             Number two decimals
CURT2                     CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                 Number two decimals
CURT2DATE                 CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                 DD-MMM-YY
CURT2ADJ                  CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                             Number two decimals
LIQPRIN                   PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                        Number two decimals
OTHPRIN                   OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                      Number two decimals
PRINREMIT                 TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                    Number two decimals
INTREMIT                  NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                                Number two decimals
                          .00 IF NOT APPLICABLE
TOTREMIT                  TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                              Number two decimals
ENDSCHEDBAL               ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                            Number two decimals
                          ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                          .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                 ENDING TRIAL BALANCE                                                        Number two decimals
                          .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                           DD-MMM-YY
ACTCODE                   60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                      Number no decimals
ACTDATE                   ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                 DD-MMM-YY
INTRATE                   INTEREST RATE, REQUIRED                                                     Number seven decimals


                                      E-1-1

                                                                                                      Example .0700000 for 7.00%
SFRATE                    SERVICE FEE RATE, REQUIRED                                                  Number seven decimals
                                                                                                      Example .0025000 for .25%
PTRATE                    PASS THRU RATE, REQUIRED                                                    Number seven decimals
                                                                                                      Example .0675000 for 6.75%
PIPMT                     P&I CONSTANT, REQUIRED                                                      Number two decimals
                          .00 IF PAIDOFF


                                      E-1-2

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field                Format                                                                      Data Description
----------                -------                                                                     ----------------
% of MI coverage          NUMBER(6,5)                                                                 The percent of coverage
                                                                                                      provided by the PMI company in
                                                                                                      the event of loss on a
                                                                                                      defaulted loan.

Actual MI claim filed     DATE(MM/DD/YYYY)                                                            Actual date that the claim was
date                                                                                                  submitted to the PMI company.

Actual bankruptcy start   DATE(MM/DD/YYYY)                                                            Actual date that the
date                                                                                                  bankruptcy petition is filed
                                                                                                      with the court.

Actual MI claim amount    NUMBER(15,2)                                                                The amount of the claim that
filed                                                                                                 was filed by the servicer with
                                                                                                      the PMI company.

Actual discharge date     DATE(MM/DD/YYYY)                                                            Actual date that the Discharge
                                                                                                      Order is entered in the
                                                                                                      bankruptcy docket.

Actual due date           DATE(MM/DD/YYYY)                                                            Actual due date of the next
                                                                                                      outstanding payment amount due
                                                                                                      from the mortgagor.

Actual eviction complete  DATE(MM/DD/YYYY)                                                            Actual date that the eviction
date                                                                                                  proceedings are completed by
                                                                                                      local counsel.

Actual eviction start     DATE(MM/DD/YYYY)                                                            Actual date that the eviction
date                                                                                                  proceedings are commenced by
                                                                                                      local counsel.

Actual first legal date   DATE(MM/DD/YYYY)                                                            Actual date that foreclosure
                                                                                                      counsel filed the first legal
                                                                                                      action as defined by state
                                                                                                      statute.

Actual redemption end     DATE(MM/DD/YYYY)                                                            Actual date that the
date                                                                                                  foreclosure redemption period
                                                                                                      expires.

Bankruptcy chapter        VARCHAR2(2)         7= Chapter 7 filed     11= Chapter 11 filed             Chapter of bankruptcy filed.
                                             12= Chapter 12 filed    13= Chapter 13 filed

Bankruptcy flag           VARCHAR2(2)      Y=Active Bankruptcy     N=No Active Bankruptcy             Servicer defined indicator
                                                                                                      that identifies that the
                                                                                                      property is an asset in an
                                                                                                      active bankruptcy case.

Bankruptcy Case Number    VARCHAR2(15)                                                                The court assigned case
                                                                                                      number of the bankruptcy
                                                                                                      filed by a party with
                                                                                                      interest in


                                      E-2-1

                                                                                                      the property.

MI claim amount paid      NUMBER(15,2)                                                                The amount paid to the
                                                                                                      servicer by the PMI company as
                                                                                                      a result of submitting an MI
                                                                                                      claim.

MI claim funds received   DATE(MM/DD/YYYY)                                                            Actual date that funds were
date                                                                                                  received from the PMI company
                                                                                                      as a result of transmitting an
                                                                                                      MI claim.

Current loan amount       NUMBER(10,2)                                                                Current unpaid principal
                                                                                                      balance of the loan as of the
                                                                                                      date of reporting to Aurora
                                                                                                      Master Servicing.

Date FC sale scheduled    DATE(MM/DD/YYYY)                                                            Date that the foreclosure
                                                                                                      sale is scheduled to be held.

Date relief/dismissal     DATE(MM/DD/YYYY)                                                            Actual date that the
granted                                                                                               dismissal or relief from stay
                                                                                                      order is entered by the
                                                                                                      bankruptcy court.

Date REO offer accepted   DATE(MM/DD/YYYY)                                                            Actual date of acceptance of
                                                                                                      an REO offer.

Date REO offer received   DATE(MM/DD/YYYY)                                                            Actual date of receipt of an
                                                                                                      REO offer.

Delinquency value         NUMBER(10,2)                                                                Value obtained typically from
                                                                                                      a BPO prior to foreclosure
                                                                                                      referral not related to loss
                                                                                                      mitigation activity.

Delinquency value source  VARCHAR2(15)       BPO=Broker's Price Opinion   Appraisal=Appraisal         Name of vendor or management
                                                                                                      company that provided the
                                                                                                      delinquency valuation amount.

Delinquency value date    DATE(MM/DD/YYYY)                                                            Date that the delinquency
                                                                                                      valuation amount was
                                                                                                      completed by vendor or
                                                                                                      property management company.

Delinquency flag          VARCHAR2(2)        Y= 90+ delinq. Not in FC, Bky or Loss mit                Servicer defined indicator
                                             N=Less than 90 days delinquent                           that identifies that the loan
                                                                                                      is delinquent but is not
                                                                                                      involved in loss mitigation,
                                                                                                      foreclosure, bankruptcy or
                                                                                                      REO.

Foreclosure flag          VARCHAR2(2)        Y=Active foreclosure   N=No active foreclosure           Servicer defined indicator
                                                                                                      that identifies that the loan
                                                                                                      is involved in foreclosure
                                                                                                      proceedings.


                                      E-2-2

Corporate expense         NUMBER(10,2)                                                                Total of all cumulative
balance                                                                                               expenses advanced by the
                                                                                                      servicer for non-escrow
                                                                                                      expenses such as but not
                                                                                                      limited to: FC fees and costs,
                                                                                                      bankruptcy fees and costs,
                                                                                                      property preservation and
                                                                                                      property inspections.

Foreclosure attorney      DATE(MM/DD/YYYY)                                                            Actual date that the loan was
referral date                                                                                         referred to local counsel to
                                                                                                      begin foreclosure proceedings.

Foreclosure valuation     NUMBER(15,2)                                                                Value obtained during the
amount                                                                                                foreclosure process. Usually
                                                                                                      as a result of a BPO and
                                                                                                      typically used to calculate
                                                                                                      the bid.

Foreclosure valuation     DATE(MM/DD/YYYY)                                                            Date that foreclosure
date                                                                                                  valuation amount was completed
                                                                                                      by vendor or property
                                                                                                      management company.

Foreclosure valuation     VARCHAR2(80)       BPO=Broker's Price Opinion    Appraisal=Appraisal        Name of vendor or management
source                                                                                                company that provided the
                                                                                                      foreclosure valuation amount.

FHA 27011A transmitted    DATE(MM/DD/YYYY)                                                            Actual date that the FHA
date                                                                                                  27011A claim was submitted to
                                                                                                      HUD.

FHA 27011 B transmitted   DATE(MM/DD/YYYY)                                                            Actual date that the FHA
date                                                                                                  27011B claim was submitted to
                                                                                                      HUD.

VA LGC/ FHA Case number   VARCHAR2(15)                                                                Number that is assigned
                                                                                                      individually to the loan by
                                                                                                      either HUD or VA at the time
                                                                                                      of origination. The number is
                                                                                                      located on the Loan Guarantee
                                                                                                      Certificate (LGC) or the
                                                                                                      Mortgage Insurance Certificate
                                                                                                      (MIC).

FHA Part A funds          DATE(MM/DD/YYYY)                                                            Actual date that funds were
received date                                                                                         received from HUD as a result
                                                                                                      of transmitting the 27011A
                                                                                                      claim.

Foreclosure actual sale   DATE(MM/DD/YYYY)                                                            Actual date that the
date                                                                                                  foreclosure sale was held.

Servicer loan number      VARCHAR2(15)                                                                Individual number that
                                                                                                      uniquely identifies loan as
                                                                                                      defined by servicer.

Loan type                 VARCHAR2(2)        1=FHA Residential          2=VA Residential              Type of loan being serviced
                                             3=Conventional w/o PMI     4=Commercial                  generally defined by the
                                             5=FHA Project              6=Conventional w/PMI          existence of certain types of
                                             7=HUD 235/265              8=Daily Simple Interest Loan  insurance. (i.e.: FHA, VA,
                                             9=Farm Loan                U=Unknown                     conventional insured,
                                             S=Sub prime                                              conventional uninsured, SBA,
                                                                                                      etc.)


                                      E-2-3

Loss mit approval date    DATE(MM/DD/YYYY)                                                            The date determined that the
                                                                                                      servicer and mortgagor agree
                                                                                                      to pursue a defined loss
                                                                                                      mitigation alternative.

Loss mit flag             VARCHAR2(2)        Y=Active loss mitigation   N=No active loss mitigation   Servicer defined indicator
                                                                                                      that identifies that the loan
                                                                                                      is involved in completing a
                                                                                                      loss mitigation alternative.

Loss mit removal date     DATE(MM/DD/YYYY)                                                            The date that the mortgagor is
                                                                                                      denied loss mitigation
                                                                                                      alternatives or the date that
                                                                                                      the loss mitigation
                                                                                                      alternative is completed
                                                                                                      resulting in a current or
                                                                                                      liquidated loan.

Loss mit type             VARCHAR2(2)        L=Loss Mitigation                 LT=Litigation pending  The defined loss mitigation
                                             NP=Pending non-performing sale    CH=Charge off          alternative identified on the
                                             DI=Deed in lieu                   FB=Forbearance plan    loss mit approval date.
                                             MO=Modification                   PC=Partial claim
                                             SH=Short sale                     VA=VA refunding

Loss mit value            NUMBER(10,2)                                                                Value obtained typically from
                                                                                                      a BPO prior to foreclosure
                                                                                                      sale intended to aid in the
                                                                                                      completion of loss mitigation
                                                                                                      activity.

Loss mit value date       DATE(MM/DD/YYYY)                                                            Name of vendor or management
                                                                                                      company that provided the loss
                                                                                                      mitigation valuation amount.

Loss mit value source     VARCHAR2(15)       BPO=Broker's Price Opinion        Appraisal=Appraisal    Date that the lost mitigation
                                                                                                      valuation amount was completed
                                                                                                      by vendor or property
                                                                                                      management company.

MI certificate number     VARCHAR2(15)                                                                A number that is assigned
                                                                                                      individually to the loan by
                                                                                                      the PMI company at the time of
                                                                                                      origination. Similar to the VA
                                                                                                      LGC/FHA Case Number in
                                                                                                      purpose.

LPMI Cost                 NUMBER(7,7)                                                                 The current premium paid to
                                                                                                      the PMI company for Lender
                                                                                                      Paid Mortgage Insurance.

Occupancy status          VARCHAR2(1)        O=Owner occupied                  T=Tenant occupied      The most recent status of the
                                             U=Unknown                         V=Vacant               property regarding who if
                                                                                                      anyone is occupying the
                                                                                                      property. Typically a result
                                                                                                      of a routine property
                                                                                                      inspection.

First Vacancydate/        DATE(MM/DD/YYYY)                                                            The date that the most recent
Occupancy status date                                                                                 occupancy status was
                                                                                                      determined. Typically the date
                                                                                                      of the most recent property
                                                                                                      inspection.


                                      E-2-4

Original loan amount      NUMBER(10,2)                                                                Amount of the contractual
                                                                                                      obligations (i.e.: note and
                                                                                                      mortgage/deed of trust).

Original value amount     NUMBER(10,2)                                                                Appraised value of property as
                                                                                                      of origination typically
                                                                                                      determined through the
                                                                                                      appraisal process.

Origination date          DATE(MM/DD/YYYY)                                                            Date that the contractual
                                                                                                      obligations (i.e.: note and
                                                                                                      mortgage/deed of trust) of the
                                                                                                      mortgagor was executed.

FHA Part B funds          DATE(MM/DD/YYYY)                                                            Actual date that funds were
received date                                                                                         received fro HUD as a result
                                                                                                      of transmitting the 27011B
                                                                                                      claim.

Post petition due date    DATE(MM/DD/YYYY)                                                            The post petition due date of
                                                                                                      a loan involved in a chapter
                                                                                                      13 bankruptcy.

Property condition        VARCHAR2(2)        1=Excellent                        2=Good                Physical condition of the
                                             3=Average                          4=Fair                property as most recently
                                             5=Poor                             6=Very poor           reported to the servicer by
                                                                                                      vendor or property management
                                                                                                      company.

Property type             VARCHAR2(2)        1=Single family                    2=Town house          Type of property secured by
                          3=Condo            4=Multifamily                      5=Other               mortgage such as: single
                          6=Prefabricated    B=Commercial                       C=Land only           family, 2-4 unit, etc.
                          7=Mobile home      U=Unknown                          D=Farm
                          A=Church           P=PUD                              R=Row house
                          O=Co-op            M=Manufactured housing             24=2-4 family
                          CT=Condotel        MU=Mixed use

Reason for default        VARCHAR2(3) 001=Death of principal mtgr    02=Illness of principal mtgr     Cause of delinquency as
                               003=Illness of mtgr's family member                                    identified by mortgagor.
                               004=Death of mtgr's family member     005=Marital difficulties
                               006=Curtailment of income             007=Excessive obligations
                               008=Abandonment of property           009=Distant employee transfer
                               011=Property problem                  012=Inability to sell property
                               013=Inability to rent property        014=Military service
                               015=Other                             016=Unemployment
                               017=Business failure                  019=Casualty loss
                               022=Energy-Environment costs          023=Servicing problems
                               026=Payment adjustment                027=Payment dispute
                               029=Transfer ownership pending        030=Fraud
                               031=Unable to contact borrower        INC=Incarceration


                                      E-2-5

REO repaired value        NUMBER(10,2)                                                                The projected value of the
                                                                                                      property that is adjusted from
                                                                                                      the "as is" value assuming
                                                                                                      necessary repairs have been
                                                                                                      made to the property as
                                                                                                      determined by the
                                                                                                      vendor/property management
                                                                                                      company.

REO list price            NUMBER(15,2)                                                                The most recent
adjustment amount                                                                                     listing/pricing amount as
                                                                                                      updated by the servicer for
                                                                                                      REO properties.

REO list price            DATE(MM/DD/YYYY)                                                            The most recent date that the
adjustment date                                                                                       servicer advised the agent to
                                                                                                      make an adjustment to the REO
                                                                                                      listing price.

REO value (as is)         NUMBER(10,2)                                                                The value of the property
                                                                                                      without making any repairs as
                                                                                                      determined by the
                                                                                                      vendor/property management
                                                                                                      company.

REO actual closing date   DATE(MM/DD/YYYY)                                                            The actual date that the sale
                                                                                                      of the REO property closed
                                                                                                      escrow.

REO flag                  VARCHAR2(7)        Y=Active REO                       N=No active REO       Servicer defined indicator
                                                                                                      that identifies that the
                                                                                                      property is now Real Estate
                                                                                                      Owned.

REO original list date    DATE(MM/DD/YYYY)                                                            The initial/first date that
                                                                                                      the property was listed with
                                                                                                      an agent as an REO.

REO original list price   NUMBER(15,2)                                                                The initial/first price that
                                                                                                      was used to list the property
                                                                                                      with an agent as an REO.

REO net sales proceeds    NUMBER(10,2)                                                                The actual REO sales price
                                                                                                      less closing costs paid. The
                                                                                                      net sales proceeds are
                                                                                                      identified within the HUD1
                                                                                                      settlement statement.

REO sales price           NUMBER(10,2)                                                                Actual sales price agreed upon
                                                                                                      by both the purchaser and
                                                                                                      servicer as documented on the
                                                                                                      HUD1 settlement statement.

REO scheduled close date  DATE(MM/DD/YYYY)                                                            The date that the sale of the
                                                                                                      REO property is scheduled to
                                                                                                      close escrow.

REO value date            DATE(MM/DD/YYYY)                                                            Date that the vendor or
                                                                                                      management company completed
                                                                                                      the valuation of the property
                                                                                                      resulting in the REO value (as
                                                                                                      is).

REO value source          VARCHAR2(15)       BPO=Broker's Price Opinion         Appraisal=Appraisal   Name of vendor or management
                                                                                                      company that provided the REO
                                                                                                      value (as is).


                                      E-2-6

Repay first due date      DATE(MM/DD/YYYY)                                                            The due date of the first
                                                                                                      scheduled payment due under a
                                                                                                      forbearance or repayment plan
                                                                                                      agreed to by both the
                                                                                                      mortgagor and servicer.

Repay next due date       DATE(MM/DD/YYYY)                                                            The due date of the next
                                                                                                      outstanding payment due under
                                                                                                      a forbearance or repayment
                                                                                                      plan agreed to by both the
                                                                                                      mortgagor and servicer.

Repay plan                DATE(MM/DD/YYYY)                                                            The servicer defined date upon
broken/reinstated/closed                                                                              which the servicer considers
date                                                                                                  that the plan is no longer in
                                                                                                      effect as a result of plan
                                                                                                      completion or mortgagor's
                                                                                                      failure to remit payments as
                                                                                                      scheduled.

Repay plan created date   DATE(MM/DD/YYYY)                                                            The date that both the
                                                                                                      mortgagor and servicer agree
                                                                                                      to the terms of a forbearance
                                                                                                      or repayment plan.

SBO loan number           NUMBER(9)                                                                   Individual number that
                                                                                                      uniquely identifies loan as
                                                                                                      defined by Aurora Master
                                                                                                      Servicing.

Escrow balance/advance    NUMBER(10,2)                                                                The positive or negative
balance                                                                                               account balance that is
                                                                                                      dedicated to payment of hazard
                                                                                                      insurance, property taxes, MI,
                                                                                                      etc. (escrow items only)

Title approval letter     DATE(MM/DD/YYYY)                                                            The actual date that the title
received date                                                                                         approval was received as set
                                                                                                      forth in the HUD title
                                                                                                      approval letter.

Title package HUD/VA      DATE(MM/DD/YYYY)                                                            The actual date that the title
date                                                                                                  package was submitted to
                                                                                                      either HUD or VA.

VA claim funds received   DATE(MM/DD/YYYY)                                                            The actual date that funds
date                                                                                                  were received by the servicer
                                                                                                      from the VA for the expense
                                                                                                      claim submitted by the
                                                                                                      servicer.

VA claim submitted date   DATE(MM/DD/YYYY)                                                            The actual date that the
                                                                                                      expense claim was submitted by
                                                                                                      the servicer to the VA.

VA first funds received   NUMBER(15,2)                                                                The amount of funds received
amount                                                                                                by the servicer from VA as a
                                                                                                      result of the specified bid.

VA first funds received   DATE(MM/DD/YYYY)                                                            The date that the funds from
                                                                                                      the specified bid were
                                                                                                      received by the servicer from
                                                                                                      the VA.

VA NOE submitted date     DATE(MM/DD/YYYY)                                                            Actual date that the Notice of
                                                                                                      Election to Convey was
                                                                                                      submitted to the VA.


                                      E-2-7

Zip Code                  VARCHAR2(5)                                                                 US postal zip code that
                                                                                                      corresponds to property
                                                                                                      location.

FNMA Delinquency status   VARCHAR2(3)         09=Forbearance          17=Preforeclosure sale          The code that is
code                      24=Drug seizure     26=Refinance            27=Assumption                   electronically reported to
                          28=Modification     29=Charge-off           30=Third-party sale             FNMA by the servicer that
                          31=Probate          32=Military indulgence  43=Foreclosure                  reflects the current defaulted
                          44=Deed-in-lieu     49=Assignment           61=Second lien considerations   status of a loan. (i.e.: 65,
                          62=VA no-bid        63=VA Refund            64=VA Buydown                   67, 43 or 44)
                          65=Ch. 7 bankruptcy 66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy

FNMA delinquency reason   VARCHAR2(3) 001=Death of principal mtgr  002=Illness of principal mtgr      The code that is
code                      003=Illness of mtgr's family member      004=Death of mtgr's family member  electronically reported to
                          005=Marital difficulties                 006=Curtailment of income          FNMA by the servicer that
                          007=Excessive obligations                008=Abandonment of property        describes the circumstance
                          009=Distant employee transfer            011=Property problem               that appears to be the primary
                          012=Inability to sell property           013=Inability to rent property     contributing factor to the
                          014=Military service                     015=Other                          delinquency.
                          016=Unemployment                         017=Business failure
                          019=Casualty loss                        022=Energy-Environment costs
                          023=Servicing problems                   026=Payment adjustment
                          027=Payment dispute                      029=Transfer ownership pending
                          030=Fraud                                031=Unable to contact borrower
                          INC=Incarceration

Suspense balance          NUMBER(10,2)                                                                Money submitted to the
                                                                                                      servicer, credited to the
                                                                                                      mortgagor's account but not
                                                                                                      allocated to principal,
                                                                                                      interest, escrow, etc.

Restricted escrow         NUMBER(10,2)                                                                Money held in escrow by the
balance                                                                                               mortgage company through
                                                                                                      completion of repairs to
                                                                                                      property.

Investor number           NUMBER (10,2)                                                               Unique number assigned to a
                                                                                                      group of loans in the
                                                                                                      servicing system.


                                      E-2-8

                                    EXHIBIT F

                                SEC CERTIFICATION

                                                                          [Date]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-5
      --------------------------------------------------------------------------

Reference is made to the Reconstituted Servicing Agreement dated as of April 1, 2005 (the "Agreement"), by and among Lehman Brothers Holdings Inc. (the "LBH") and GreenPoint Mortgage Funding, Inc. (the "Servicer") and acknowledged by Aurora Loan Services LLC (the "Master Servicer") and JPMorgan Chase Bank, N.A., as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state material information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                       GREENPOINT MORTGAGE FUNDING, INC.

                                       Name:    ______________________
                                       Title:   ______________________
                                       Date:    ______________________


                                      F-1